Filed pursuant to Rule 497(e)
File Nos. 333-144760 and 811-21975

PROSPECTUS

EcoTrendsSM

Allianz RCM Global EcoTrendsSM Fund

Class A Shares

The Fund is a continuously offered, non-diversified, closed-end management investment company that is operated as an “interval fund.”

IMPORTANT NOTE: In March 2008, the Board of Trustees of the Fund approved, and will recommend that shareholders of the Fund also approve, a proposed merger of the Fund into Allianz RCM Global EcoTrendsSM Fund, a newly organized, open-end series of Allianz Funds Multi-Strategy Trust, which has an identical investment objective and substantially similar investment strategies to those of the Fund. Shareholders of the Fund will receive a prospectus/proxy statement containing additional detailed information prior to a special shareholder meeting to approve the merger transaction.

Investment Objective.    The Fund’s investment objective is to seek long-term growth of capital. The Fund cannot assure you that it will achieve its investment objective.

Portfolio Management Strategies.    The Fund pursues its investment objective by investing in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors.

Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund. The Manager retains its affiliate, RCM Capital Management LLC (“RCM”), to manage the Fund’s portfolio and RCM, in turn, retains its affiliate, Allianz Global Investors Advisory GmbH (“AGIA” and, collectively with RCM, the “Sub-Adviser”) to conduct the day-to-day portfolio management of the Fund.

In selecting investments for the Fund, the Sub-Adviser applies a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources that include seasoned portfolio management teams, fundamental sector research and the Sub-Adviser’s proprietary global market research network (GrassrootsSM Research).

The Fund is designed to provide exposure to a relatively narrow group of sectors and should be considered as only one element of a complete investment program. The sectors in which the Fund concentrates, namely EcoEnergy, Pollution Control and Clean Water, are newly developing, and many companies in those sectors may have limited operating histories and/or small market capitalizations. In addition, the Fund’s substantial exposure to non-U.S. securities, and particularly emerging market securities, involves special risks, including foreign currency risk and the risk that securities may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. For these reasons, the Fund’s portfolio and the value of the Fund’s Class A shares may be subject to relatively high levels of risk and volatility, and the Class A shares should be considered a speculative investment.

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Investing in the Fund’s Class A shares involves certain risks. See “Risks” beginning on page 32 of this prospectus.

Please see the inside back cover of this prospectus for important privacy policy information.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Fund’s Class A shares are sold at a public offering price equal to their net asset value per share plus any applicable sales charge. The maximum initial sales charge on Class A shares is 4.50% of the public offering price. See “Summary of Fund Expenses” and “How to Purchase Class A Shares.”

The date of this prospectus is March 31, 2008.

(as revised July 8, 2008)

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Periodic Repurchase Offers.    The Fund’s Class A shares are not listed on a securities exchange and are not publicly traded, such that there is no secondary market for the Class A shares. However, the Fund is an “interval fund” and provides some liquidity to shareholders by making periodic repurchase offers for a portion of the Class A shares. See “Periodic Repurchase Offers.” An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Class A shares.

Portfolio Contents.    Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors (together, the “Eco-Sectors”).

The Sub-Adviser considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. For purposes of the 80% policy above, a company is considered to have direct or indirect exposure to one or more of the Eco-Sectors if the company concentrates its business activity on, or has significant business activities in, one or more of these sectors, or if the company has a main business focus either upstream or downstream in the supply chain from one of these sectors.

The Fund invests, under normal circumstances, at least 40% of its total assets in securities of companies located outside of the United States, and has exposure to issuers in at least eight different countries (including the United States). The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund may invest in companies of any size, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). The Fund may utilize derivatives strategies involving call and put options, futures and forward contracts, swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). To the extent consistent with its share repurchase policies, the Fund may invest without limit in illiquid securities.

Continuous Offering.    The Fund has designated the common shares of beneficial interest offered in its initial public offering as “Class A shares.” This prospectus applies to the continuous offering of additional Class A shares, which may be issued and sold from time to time by the Fund through Allianz Global Investors Distributors LLC (the “Distributor”), as distributor and principal underwriter, and through selected brokers and dealers. See “How to Purchase Class A Shares.”

Periodic Repurchase Offers.    The Fund is an “interval fund” and, in order to provide some liquidity to shareholders, makes quarterly repurchase offers between 5% and 25% of its outstanding Class A shares at net asset value, pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (the “1940 Act”). Quarterly repurchases occur in the months of March, June, September and December. The Fund may determine the net asset value applicable to repurchases no later than the 14th day (or the next business day if the 14th day is not a business day) after the repurchase request deadline, and distributes payment to shareholders no later than seven days after the pricing date. The Fund’s Class A shares are not listed on any securities exchange, and the Fund expects that no secondary market will develop for its Class A shares. You may not be able to sell Class A shares when and/or in the amount that you desire.

Leverage and Borrowings.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. See “Leverage and Borrowings.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

You should read this prospectus carefully before deciding whether to invest. This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should retain the prospectus for future reference. As described below, additional information about the Fund has been filed with the Securities and Exchange Commission and is available upon written or oral request and without charge. A Statement of Additional Information, dated March 31, 2008, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus, which means that it is part of the prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page 63 of this prospectus. You may request a free copy of the Statement of Additional Information, or the Fund’s annual or semi-annual reports to shareholders, by writing to the Fund’s transfer agent, PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940, or by calling the following toll-free number: (800) 426-0107. You may also call this toll-free number to request other information about the Fund or to make shareholder inquiries. The Fund’s Statement of Additional Information and annual and semi-annual reports are available, free of charge, on the following website: http://www.allianzinvestors.com. You may also obtain the Fund’s Statement of Additional Information, information incorporated by reference into the Fund’s registration statement and other information regarding the Fund from the Securities and Exchange Commission’s Web site (http://www.sec.gov).

The Fund’s Class A shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer of these securities in any state where the offer is not permitted.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Class A shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

The Fund	Allianz RCM Global EcoTrendsSM Fund (the “Fund”) is a continuously offered, non-diversified, closed-end management investment company that is operated as an “interval fund.” See “The Fund.”

Continuous Offering	The Fund has designated the common shares of beneficial interest offered in its initial public offering and the shares offered continuously through this prospectus as “Class A” shares. The Fund offers the Class A shares continuously through the Distributor, as principal underwriter, and through selected brokers and dealers at a price equal to the next determined net asset value per share plus the applicable sales charge. The minimum initial investment is $5,000, and the minimum subsequent investment is $100, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. See “How to Purchase Class A Shares.”

Periodic Repurchase Offers	The Fund is an “interval fund” and, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Class A shares at net asset value, pursuant to Rule 23c-3 under the 1940 Act. Quarterly repurchases occur in the months of March, June, September and December. Notice of each quarterly repurchase offer is sent to shareholders at least 21 days before the repurchase request deadline, which is ordinarily on the fifth business day of the month in which the repurchase occurs. The Fund may determine the net asset value applicable to repurchases no later than the 14th day (or the next business day if the 14th day is not a business day) after the repurchase request deadline, though net asset value is expected to be determined on the repurchase request deadline. The Fund distributes payment to shareholders no later than seven days after the pricing date, though under normal circumstances, payment for shares tendered is made within three business days after the pricing date. The Fund’s Class A shares are not listed on any securities exchange, and the Fund anticipates that no secondary market will develop for its Class A shares. Accordingly, you may not be able to sell Class A shares when and/or in the amount that you desire. Thus, the Class A shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and shareholders to special risks. See “Risks—Repurchase Offers Risk.”

Exchange Privilege	Shareholders are allowed to exchange Class A shares of the Fund that are accepted for repurchase into shares of various open-end investment companies in the Allianz and PIMCO Funds family at net asset value in connection with the Fund’s periodic repurchase offers. See “Periodic Repurchase Offers—Exchange Privilege.”

Investment Objective and Strategies	The Fund’s investment objective is to seek long-term growth of capital. The Fund cannot assure you that it will achieve its investment objective.

The Fund pursues its investment objective by investing in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors. The types of investments that ordinarily comprise the Fund’s portfolio are summarized under “—Portfolio Contents” below.

Investment Selection Strategies.    In selecting investments for the Fund, the Sub-Adviser applies a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources that include seasoned portfolio management teams, fundamental sector research and the Sub-Adviser’s proprietary global market research network (GrassrootsSM Research).

In making investment decisions for the Fund, the Sub-Adviser’s portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The Sub-Adviser’s portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below) and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services.

In addition to traditional research activities, the portfolio managers utilize the Sub-Adviser’s proprietary global market research network, known as GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Sub-Adviser determines to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark.

Portfolio Contents.    Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). For purposes of the 80% policy above, a company is considered to have direct or indirect exposure to one or more of the Eco-Sectors if the company concentrates its business activity on, or has significant business activities in, one or more of these sectors, or if the company has a main business focus either upstream or downstream in the supply chain from one or more of these sectors.

EcoEnergy Sector.    The Sub-Adviser considers the “EcoEnergy” sector to include the following two areas: Alternative Energies and Energy Efficiency.

“Alternative Energies” include the provision of services and the manufacture, building, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected to the provision or manufacture of alternative, especially regenerative, forms of energy, or connected with the preparation, manufacture or distribution of the corresponding preliminary products. This area also includes the provision and manufacture of alternative, especially regenerative, forms of energy and the preparation, manufacture or distribution of the corresponding preliminary products themselves.

The area “Energy Efficiency” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, storage,

research and other production of products or technologies directly or indirectly connected with the efficient use of energy or increasing energy efficiency.

Pollution Control Sector.    The Sub-Adviser considers the “Pollution Control” sector to include the following two areas: Environmental Quality and Waste Management & Recycling.

“Environmental Quality” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, research and other production of products or technologies that could directly or indirectly contribute to the improvement or to the control of environmental quality. This area also includes the improvement and control of environmental quality itself.

The area “Waste Management & Recycling” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, research and other production of products or technologies directly or indirectly connected to the disposal, recycling, storage (including final disposal), avoidance and use of all types of waste or waste products. This area also includes the disposal, recycling, storage (including final disposal), avoidance and use of all types of waste or waste products themselves.

Clean Water Sector.    The Sub-Adviser considers the “Clean Water” sector to include the provision of services and the manufacture, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected to the provision of potable and non-potable water, the processing, disinfection or desalinization of water, water production, water storage, water distribution, water filling, water filtering, waste-water disposal, water control, water surveys or the improvement of water quality. This sector also includes provision of potable and non-potable water, the processing, disinfection or desalinization of water, water production, water storage, water distribution, water filling, water filtering, waste-water disposal, water control, water surveys or the improvement of water quality themselves.

The Fund invests, under normal circumstances, at least 40% of its total assets in securities of companies located outside of the United States, and has exposure to issuers in at least eight different countries (including the United States). The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). The Fund may utilize derivatives strategies involving call and put options, futures and forward contracts, swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). To the extent consistent with its share repurchase policies, the Fund may invest without limit in illiquid securities.

As a non-diversified fund, the Fund may invest a significant portion of its assets in a relatively small number of issuers, which will increase risk. See “Risks—Non-Diversification Risk.”

Leverage and Borrowings	Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized. See “Leverage and Borrowings.” To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved. See “Risks—Leverage Risk.”

Investment Manager	Allianz Global Investors Fund Management LLC (the “Manager”) serves as the investment manager of the Fund. Subject to the supervision of the Fund’s Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager receives an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). The Manager is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Manager is a majority-owned indirect subsidiary of Allianz SE. As of December 31, 2007, the Manager and its investment management affiliates had approximately $801.1 billion in assets under management.

Sub-Adviser

The Manager has retained an affiliated investment management firm, RCM Capital Management LLC (“RCM”), to manage the Fund’s portfolio. RCM has, in turn, retained an affiliated investment management firm, Allianz Global Investors Advisory GmbH (“AGIA”

and, collectively with RCM, the “Sub-Adviser”), to conduct the day-to-day portfolio management of the Fund.

Pursuant to the terms of its sub-advisory agreement with the Manager, RCM is responsible for managing, either directly or through other investment advisers selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. RCM is located at 4 Embarcadero Center, San Francisco, California 94111. RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM is part of a global investment organization consisting of separate affiliated entities, owned by Allianz SE, which are located in key financial centers, including San Francisco, London, Frankfurt, Hong Kong, Sydney and Tokyo (the “RCM Group”). As of December 31, 2007, the RCM Group collectively advised or managed approximately $164.5 billion, including $20.5 billion managed by RCM in San Francisco.

Pursuant to the terms of its portfolio management agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. AGIA’s principal place of business is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany, although it also has portfolio managers, analysts, compliance and other professionals under its supervision based in London, England. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. As of December 31, 2007, AGIA managed approximately $28.3 billion, principally for clients located in Europe. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States and has not, with the exception of the Fund, previously managed a U.S. registered investment company.

The portfolio managers and analysts of RCM and AGIA are part of the RCM Group, and they have access to and share proprietary research information developed by a team of more than 50 analysts strategically positioned in the RCM Group’s offices worldwide.

The Manager (and not the Fund) pays a portion of the fees it receives from the Fund to RCM in return for RCM’s services. RCM (and not the Fund or the Manager), in turn, pays a portion of the fees it receives from the Manager to AGIA in return for AGIA’s services.

Distributions

The Fund declares dividends from net investment income and net realized capital gains, if any, annually. As portfolio and market conditions change, the rate of dividends and the Fund’s dividend policy could change. In its annual distributions, the Fund intends to distribute substantially all of its net investment income, if any, and any available net capital gain. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Class A shares, without a sales charge, under the Fund’s dividend reinvestment plan. See “Distributions” and “Dividend Reinvestment Plan.”

The Sub-Adviser does not limit the Fund’s investments to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends. Accordingly, investors who are seeking to receive current income or other forms of yield as a primary investment objective should consider investment products other than the Fund.

Unlisted Closed-End Fund Structure; Limited Liquidity	The Fund’s Class A shares are not listed on any securities exchange and the Fund does not expect any secondary market to develop for its Class A shares. Holders of Class A shares are not able to have their shares redeemed or otherwise sell their shares on a daily basis because the Fund is an unlisted closed-end fund. In order to provide some liquidity to shareholders, the Fund conducts periodic repurchase offers for a portion of its outstanding Class A shares, as described below. An investment in the Fund is suitable only for long-term investors who can bear the risks associated with the limited liquidity of the Class A shares. As noted on the first page of this prospectus, the Board of Trustees has approved, and will recommend, an open-ending merger of the Fund.

Custodian and Transfer Agent	State Street Bank & Trust Company serves as custodian of the Fund’s assets. PFPC Inc. serves as the Fund’s transfer agent and dividend disbursement agent. See “Custodian and Transfer Agent.”

Special Risk Considerations	The following describes various principal risks of investing in the Fund. A more detailed description of these and other risks of investing in the Fund are described under “Risks” in this prospectus and under “Investment Objective and Policies” in the Fund’s Statement of Additional Information.

Limited Prior History.    The Fund is a recently organized, non-diversified, closed-end management investment company with a limited history of operations.

Common Share Liquidity Risk.    The Fund is a closed-end investment company structured as an “interval fund” and designed primarily for long-term investors, and the Fund’s Class A shares are not intended to be used for trading purposes. Unlike many closed-end investment companies, the Fund’s Class A shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Fund’s Class A shares and the Fund expects that no secondary market will develop. Although the Fund, as a fundamental policy, makes quarterly offers to repurchase at least 5% and up to 25% of its outstanding Class A shares at net asset value, the number of Class A shares tendered in connection with a repurchase offer may exceed the number of Class A shares the Fund has offered to repurchase, in which case not all of your Class A shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Class A shares when and/or in the amount that you desire.

Equity Securities and Related Market Risk.    The Fund ordinarily has substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies, either through direct investments in individual securities or through investments in ETFs and other pooled vehicles. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may also decline due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline in value due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Eco-Sectors Risk and Other Focused Investment Risks.    Because the Fund focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute for the Fund because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

Due to its focus on the Eco-Sectors, the Fund invests in companies which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the

Eco-Sectors, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry.

The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities and Related Market Risk.”

Non-Diversification Risk.    The Fund is a “non-diversified” investment company. An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund because a non-diversified fund may invest a greater percentage of its assets in a single issuer or a limited number of issuers than a diversified fund. Non-diversified funds may be especially vulnerable to financial, regulatory, economic, political or other developments affecting the limited number of issuers in which it invests. The Fund’s ability to invest a higher percentage of its assets among fewer issuers may result in greater fluctuation in the value of the Fund’s portfolio than if it invested in a broader group of issuers.

Non-U.S. Investment Risk.    The Fund ordinarily has substantial exposure to securities of non-U.S. issuers, securities denominated in foreign currencies, and securities traded principally on exchanges outside of the United States (together, “non-U.S. securities”). The Fund’s investments in non-U.S. securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in non-U.S. securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund generally has more exposure to regional economic risks associated with non-U.S. investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.

Foreign Currency Risk.    The Fund’s Class A shares are priced in U.S. dollars and the distributions paid by the Fund to Class A shareholders are paid in U.S. dollars. However, a substantial portion of the Fund’s assets are usually denominated in foreign (non-U.S.) currencies. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact of the value of the Fund’s portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

Emerging Markets Risk.    The Fund may invest up to 50% of its total assets in securities of issuers that are organized or headquartered in developing or “emerging market” countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Smaller Company Risk.    As described above, the Fund may invest a substantial portion of its assets in common stocks of companies with small market capitalizations, including newly founded and early-stage companies. The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of the issuers’ earnings potential or assets.

Initial Public Offerings (IPOs) Risk.    The Fund may purchase securities in initial public offerings (IPOs). These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Other Investment Companies Risk.    The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Leverage Risk” below.

Derivatives Risk.    The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including put and call options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest.

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities and related market risk, interest rate risk, credit risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Portfolio Liquidity Risk.    To the extent consistent with its share repurchase policies, the Fund may invest without limitation in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Leverage Risk.    Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized.

The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. The Fund manages some of its derivatives positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions will be treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

Any use of leverage by the Fund would result in special risks for common shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value of the Class A shares.

Because the fees received by the Manager and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Adviser have a financial incentive for the Fund to use borrowings, which may create a conflict of interest between Manager and the Sub-Adviser, on the one hand, and the Class A shareholders, on the other hand.

Management Risk.    The Fund is subject to management risk because its portfolio is actively managed. AGIA and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States, and has not, with the exception of the Fund, previously managed a U.S. registered investment company.

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any debt securities and derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk.    To the extent the Fund invests in debt instruments, credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or borrower experiences an actual or perceived decline in its financial status.

Interest Rate Risk.    Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In addition to directly affecting any debt securities held by the Fund, rising interest rates may also have an adverse impact on the value of equity securities held by the Fund. Because market interest rates are currently relatively low, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise.

Inflation/Deflation Risk.    Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Repurchase Offers Risk.    As described under “Periodic Repurchase Offers,” the Fund is an “interval fund” and, in order to provide some liquidity to shareholders, makes quarterly offers to repurchase between 5% and 25% of its outstanding Class A shares at net asset value, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and generally are funded from available cash or sales of portfolio securities. However, the repurchase of Class A shares by the Fund decreases the assets of the Fund and, therefore, has the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market, foreign currency and other risks, and the net asset value of shares tendered in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and securities markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers in the Eco-Sectors or otherwise. These risks could also adversely affect securities markets, interest rates, ratings, credit risk, inflation and other factors relating to the Class A shares.

Anti-Takeover Provisions	The Fund’s Agreement and Declaration of Trust, together with any amendments thereto (the “Declaration”), includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Declaration of Trust.” These provisions could deprive the holders of Class A shares of opportunities to sell and receive net asset value for their Class A shares.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to Class A shares.

Shareholder Transaction Expenses
Maximum Initial Sales Charge (as a percentage of offering price)	4.50	%(1)
Dividend Reinvestment Plan Fees	None
Early Withdrawal Charge	None
Exchange Fee	None

	Percentage of Net Assets Attributable to Class A Shares
Annual Expenses
Management Fees(2)	1.00%
Shareholder Servicing Fees	0.25%
Other Expenses	0.53%
Total Annual Expenses	1.78%

(1)	You will pay a reduced sales charge for purchases of Class A shares in an amount equal to or in excess of $100,000 per transaction as follows:

$100,000 or more, but less than $250,000, 4.00%

$250,000 or more, but less than $500,000, 3.50%

$500,000 or more, but less than $1,000,000, 3.00%

$1,000,000 or more, but less than $2,000,000, 1.50%

$2,000,000 or more, but less than $5,000,000, 1.00%

$5,000,000 or more, 0.50%

See “How to Purchase Class A Shares.”

(2)	Although the Fund’s management fees are calculated based on total managed assets, the Fund’s total managed assets are expected to be the same as its net assets because the Fund has no present intention to utilize leverage and borrowings that would cause its total managed assets to exceed its net assets.

The purpose of the table above is to help you understand all fees and expenses that you, as a Class A shareholder, would bear directly or indirectly. The Other Expenses shown in the table are based on actual amounts incurred during the Fund’s most recent fiscal year. When the number of outstanding Class A shares is reduced through repurchase offers, all other things being equal, these expenses would increase as a percentage of net asset attributable to Class A shares. See “Periodic Repurchase Offers.”

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales charge) that you would pay on a $1,000 investment in Class A shares, assuming the sales charge in the parenthetical above, and (a) total annual expenses of 1.78% in years one through 10, and (b) a 5% annual return(1).

	1 Year	3 Years	5 Years	10 Years
Class A Shares (with or without a repurchase at end of the period)	$62	$99	$137	$245

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

FINANCIAL HIGHLIGHTS (Audited)

The financial highlights table set forth below is intended to help you understand the Fund’s recent financial performance. Information contained in the table below under the headings “Operating Performance Per Share Outstanding During the Period” and “Ratios/Supplemental Data” show the audited operating performance of the Fund from the commencement of the Fund’s investment operations on January 31, 2007 through November 30, 2007, the end of its fiscal year. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s annual report to shareholders and incorporated by reference in the Statement of Additional Information. Because the Fund is recently organized and commenced investment operations on January 31, 2007, the table covers less than a full year of operations. Accordingly, the information presented may not bear any meaningful relationship to what the Fund’s operating performance will be in future periods.

For the period January 31, 2007* through November 30, 2007
Operating Performance Per Share Outstanding During the Period:
Net asset value, beginning of period	$23.88 **

Investment Operations:
Net investment loss	(0.19)
Net realized and unrealized gain on investments and foreign currency transactions	13.35

Total from investment operations	13.16

Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	(0.05)

Net asset value, end of period	$36.99

Total Investment Return(1)	54.90%
Ratios/Supplemental Data:
Net assets, end of period (000)	$176,337
Ratio of expenses to average net assets(2)(3)	1.78%
Ratio of net investment loss to average net assets(3)	(0.96)%
Portfolio turnover	27%

*	Commencement of investment operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)	Total investment return is calculated assuming a purchase of a share on the first day of the period and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. This total investment return is for a period of less than one year and is not annualized. Past performance is not a guarantee of future results.
(2)	Inclusive of expenses offset by custody credits earned or cash balances at the custodian bank.
(3)	Annualized.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act and is operated as an “interval fund.” The Fund was organized as a Massachusetts business trust on October 19, 2006, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. Because the Fund is recently organized and commenced investment operations on January 31, 2007, the Fund has limited operating history. The Fund’s principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (800) 331-1710.

USE OF PROCEEDS

The Fund will invest the net proceeds of the continuous offering of Class A shares in accordance with the Fund’s investment objective and policies as stated below. Except to the extent used to satisfy periodic repurchase offers, it is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in investments that meet its investment objective and policies within three months of the receipt of such proceeds. Pending such investment, it is anticipated that the proceeds will be invested in high-grade, short-term securities, or in derivative instruments designed to give the Fund exposure to the type of securities and markets in which it will ordinarily invest while the Sub-Adviser selects specific securities.

THE FUND’S INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund’s investment objective is to seek long-term growth of capital. The Fund pursues its investment objective by investing in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors. The types of investments that ordinarily comprise the Fund’s portfolio are summarized under “—Portfolio Contents and Other Information” below. The Fund cannot assure you that it will achieve its investment objective.

Investment Selection Strategies

In selecting investments for the Fund, the Sub-Adviser applies a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources that include seasoned portfolio management teams, fundamental sector research and the Sub-Adviser’s proprietary global market research network (GrassrootsSM Research).

In making investment decisions for the Fund, the Sub-Adviser’s portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The Sub-Adviser’s portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services.

In addition to traditional research activities, the portfolio managers utilize the Sub-Adviser’s proprietary global market research network, known as GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Sub-Adviser determines to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark.

Portfolio Contents and Other Information

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). For purposes of the 80% policy above, a company is considered to have direct or indirect exposure to one or more of the Eco-Sectors if the company concentrates its business activity on, or has significant business activities in, one or more of these sectors, or if the company has a main business focus either upstream or downstream in the supply chain from one or more of these sectors.

EcoEnergy Sector.    The Sub-Adviser considers the “EcoEnergy” sector to include the following two areas: Alternative Energies and Energy Efficiency.

“Alternative Energies” include the provision of services and the manufacture, building, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected to the provision or manufacture of alternative, especially regenerative, forms of energy, or connected with the preparation, manufacture or distribution of the corresponding preliminary products. This area also includes the provision and manufacture of alternative, especially regenerative, forms of energy and the preparation, manufacture or distribution of the corresponding preliminary products themselves.

“Energy Efficiency” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected with the efficient use of energy or increasing energy efficiency.

Examples of investment opportunities within the EcoEnergy sector to which the Fund could gain exposure include, but are not limited to, companies involved in or with: renewable energy sources (e.g., wind turbines, solar cells, and geothermal and biomass energy generation); microgeneration (e.g., combined heat and power); energy-saving products (e.g., light bulbs); efficient transport technologies; automobiles powered by alternative energy sources; insulation for buildings; energy-efficient heating technology; energy efficiency consulting; energy distribution (e.g., cables); fuel cell production; bio-fuel and synthetic fuel; environmentally friendly catalyzers; and combined heat and power technologies.

Pollution Control Sector.    The Sub-Adviser considers the “Pollution Control” sector to include the following two areas: Environmental Quality and Waste Management & Recycling.

“Environmental Quality” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, research and other production of products or technologies that could directly or indirectly contribute to the improvement or to the control of environmental quality. This area also includes the improvement and control of environmental quality itself.

“Waste Management & Recycling” includes the provision of services and the manufacture, distribution, delivery, transportation, planning, research and other production of products or technologies directly or indirectly connected to the disposal, recycling, storage (including final disposal), avoidance and use of all types of waste or waste products. This area also includes the disposal, recycling, storage (including final disposal), avoidance and use of all types of waste or waste products themselves.

Examples of investment opportunities within the Pollution Control sector to which the Fund could gain exposure include, but are not limited to, companies involved in or with: pollution monitoring; air cleaning and air filters; clean coal technology; gas washers; recycling; waste sorting; pollution technology and consulting; industrial pollution control technologies; and production of “clean” motor oil.

Clean Water Sector.    The Sub-Adviser considers the “Clean Water” sector to include the provision of services and the manufacture, distribution, delivery, transportation, planning, storage, research and other production of products or technologies directly or indirectly connected to the provision of potable and non-potable water, the processing, disinfection or desalinization of water, water production, water storage, water distribution, water filling, water filtering, waste-water disposal, water control, water surveys or the improvement of water quality. This sector also includes provision of potable and non-potable water, the processing, disinfection or desalinization of water, water production, water storage, water distribution, water filling, water filtering, waste-water disposal, water control, water surveys or the improvement of water quality themselves.

Examples of investment opportunities within the Clean Water sector to which the Fund could gain exposure include, but are not limited to, companies involved in or with: water delivery, infrastructure solutions (e.g., pumps, pipes and valves); automation systems; consulting services; water treatment and filters; desalination plants; water purification technologies (e.g., filtration, ozone and ultraviolet treatment); and disinfectant technologies.

The Fund invests, under normal circumstances, at least 40% of its total assets in securities of companies located outside of the United States, and has exposure to issuers in at least eight different countries (including the United States). The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). The Fund may utilize derivatives strategies involving call and put options, futures and forward contracts, swap agreements and other derivative instruments for investment purposes or in an attempt to hedge against market and other risks in the portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. The Fund may also invest in securities of other investment companies, including exchange-traded funds (ETFs). To the extent consistent with its share repurchase policies, the Fund may invest without limit in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities).

As a non-diversified fund, the Fund may invest a significant portion of its assets in a relatively small number of issuers, which will increase risk. See “Risks—Non-Diversification Risk.”

The Fund cannot change its investment objective without the approval of the holders of a “majority of the outstanding” voting shares of the Fund. A “majority of the outstanding” voting shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund may not change its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a global portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the Eco-Sectors, unless it provides shareholders with at least 60 days’ written notice of such change.

Upon the Manager’s or Sub-Adviser’s recommendation, for temporary defensive purposes and in order to keep its cash fully invested, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high-grade debt securities, including high-quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so. As described below under “Periodic Repurchase Offers,” the Fund must maintain a portion of its portfolio in liquid assets, which may include cash, during the period prior to conducting periodic offers to repurchase its Class A shares.

The Fund may engage in active and frequent trading of portfolio securities (i.e., portfolio turnover), particularly during periods of volatile market movements. The Fund’s portfolio turnover will increase to the extent that it is required to sell portfolio securities to satisfy periodic repurchase offers. Portfolio turnover involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may also result in realization of taxable capital gains, including short-term gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns to shareholders. Please see “Investment Objective and Policies—Portfolio Trading and Turnover Rate” in the Statement of Additional Information for more information regarding portfolio turnover.

The following provides additional information regarding the types of securities and other instruments in which the Fund may ordinarily invest. A more detailed discussion of these and other instruments and investment techniques that may be used by the Fund is provided under “Investment Objective and Policies” in the Statement of Additional Information.

Common Stocks and Other Equity Securities

Common stock represents an equity ownership interest in a company. The Fund may hold or have exposure to common stocks of issuers of any size (in terms of market capitalization or otherwise) and in any industry or sector. Although the Fund focuses its investments in common stocks, it may from time to time invest in or hold other types of equity securities, including preferred stocks, depository receipts, rights, warrants and convertible securities, including in circumstances where these securities are distributed to the Fund as part of a general distribution to holders of a common stock in the Fund’s portfolio.

Because the Fund ordinarily has substantial exposure to common stocks, historical trends would indicate that the Fund’s portfolio and investment returns will be subject at times, and over time, to higher levels of volatility and market and issuer-specific risk than if it invested exclusively in debt securities. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, prices of common stocks and other equity securities are sensitive to general movements in the equity markets, and a drop in those markets may depress the prices of the equity securities held by the Fund. The prices of equity securities fluctuate for many different reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market or when political or economic events affecting the issuer occur. In addition, prices of equity securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

The Fund may invest in common stocks and other equity securities that are unlisted or trade in “over-the-counter” markets. Unlike securities exchanges, an over-the-counter market is not a centralized facility that limits trading activity to securities of companies that initially satisfied particular standards. The volume of trading in an unlisted or over-the-counter equity security is usually less than the volume of trading in a comparable listed security. Due to potentially limited market liquidity of over-the-counter securities, the Fund may be unable to dispose of such a security except at a discount from recent prices or in small lots over an extended period of time.

Preferred Stocks

The Fund may invest in preferred stocks. A preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in the company. Unlike common stocks, preferred stocks usually do not have voting rights. Preferred stocks in some instances are convertible into common stocks. The preferred stocks in which the Fund may invest may have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Some preferred stocks offer a fixed rate of return with no maturity date. Because they never mature, these preferred stocks behave like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Because preferred stocks represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt securities to actual or perceived changes in a company’s financial condition or prospects, or to fluctuations in the equity markets.

Non-U.S. Investments

The Fund ordinarily has substantial exposure to securities of non-U.S. issuers, which include securities of companies that are organized or headquartered outside the United States or that derive at least 50% of their total revenue outside the United States; securities that are principally traded outside the United States, regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; securities denominated in non-U.S. currencies; and securities of other investment companies investing primarily in such equity and equity-related non-U.S. securities (together, “non-U.S. securities”). The Fund’s investments in non-U.S. securities ordinarily include foreign equity securities such as common stocks, preferred stocks and depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are foreign currency-denominated receipts similar to ADRs, which are issued and traded in Europe and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. Please see “Investment Objective and Policies—Non-U.S. Securities” in the Statement of Additional Information for a more detailed description of the types of foreign investments in which the Fund may invest and their related risks.

Emerging Market Securities

The Fund’s exposure to non-U.S. issuers may include significant investments (up to 50% of the Fund’s total assets) in securities of companies that are organized or headquartered in developing or “emerging market” countries. “Emerging market” countries denote countries with securities markets which are, in the opinion of the Sub-Adviser, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. See “Risks—Emerging Markets Risk” in this prospectus and “Investment Objective and Policies—Emerging Market Securities” in the Statement of Additional Information for more detailed descriptions of the types of emerging market securities in which the Fund may invest and their related risks.

Foreign Currencies and Related Transactions

The Fund’s Class A shares are priced in U.S. dollars and the distributions paid by the Fund to Class A shareholders are paid in U.S. dollars. However, a significant portion of the Fund’s assets may be denominated in non-U.S. currencies, and dividends received by the Fund from non-U.S. issuers often are paid in non-U.S. currencies. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. For instance, the Fund may enter into forward foreign currency exchange contracts, and may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. The Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in such transactions at any given time or from time to time when they would be beneficial. Although the Sub-Adviser has the flexibility to engage in such transactions, it may determine not to do so or to do so only in unusual circumstances or market conditions. Also, these transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies. The Fund may also use derivatives contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund is subject to the additional risk that the relative value of currencies will be different than anticipated by the Sub-Adviser. Please see “Investment Objective and Policies—Foreign Currency Transactions” and “Investment Objective and Policies—Non-U.S. Securities” in the Statement of Additional Information for a more detailed description of the types of foreign currency transactions in which the Fund may invest and their related risks.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an ETF or other investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Class A shareholders are therefore subject to duplicative expenses to the extent the Fund invests in ETFs and other investment companies. In addition, certain other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Risks—Leverage Risk” below. Please see “Risks—Other Investment Companies Risk” for a description of other risks associated with investments in other investment companies.

Derivatives

The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including put and call options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of any underlying asset, reference rate or index, and may relate to, among others, securities, interest rates, currencies or other assets. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. See “Risks—Derivatives Risk.” Please see “Investment Objective and Policies—Derivative Instruments” in the Statement of Additional Information for additional information about these and other derivative instruments that the Fund may use and the risks associated with such instruments.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions are treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3% of its total assets. See “Risks—Leverage Risk.”

There is no assurance that the Fund’s derivatives strategies will be available at any time or that the Sub-Adviser will determine to use them for the Fund or, if used, that the strategies will be successful. The Sub-Adviser may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

Equity-Linked Securities

The Fund may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a non-U.S. securities index or one or more non-U.S. stocks, investing in equity-linked securities involve risks similar to the risks of investing in non-U.S. securities. In addition, the Fund bears the risk that the issuer of an equity-linked security may default on its obligations with respect to the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. See “—Derivatives” above. Equity-linked securities may be considered to be illiquid securities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated to cover these positions.

Rule 144A Securities

Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), provides a non-exclusive safe harbor exemption from the registration requirements of the Securities Act for the resale of certain “restricted” securities to certain qualified institutional buyers, such as the Fund. Rule 144A securities may be deemed illiquid, although the Fund may determine that certain Rule 144A securities are liquid in accordance with procedures adopted by the Board of Trustees.

Short Sales

A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. The Fund may use short sales for investment or hedging and risk management purposes. When the Fund engages in a short sale, it must borrow the security sold short and deliver it to the counterparty. The Fund may have to pay a fee to borrow particular securities and would often be obligated to pay over any payments received on such borrowed securities. If the Fund is required to pay over any dividends received by the Fund pursuant to a short sale, such dividends will not be treated as qualified dividend income for tax purposes. See “Tax Matters.” The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the lender, which is usually a broker-dealer, and/or with the Fund’s custodian. The Fund may not receive any payments (including interest) on its collateral. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in so-called “naked” short sales where it does not own or have the immediate right to acquire the security sold short at no additional cost; in which case, the Fund’s losses theoretically could be unlimited.

Repurchase Agreements

The Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer and the bank or broker-dealer agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve transaction costs or delays in addition to a loss on the securities if their value should fall below their repurchase prices. Repurchase agreements maturing in more than seven days are considered to be illiquid securities.

Reverse Repurchase Agreements and Dollar Rolls

Although it has no current intention to do so, the Fund may utilize reverse repurchase agreements and/or dollar rolls in order to add leverage to its portfolio. In a reverse repurchase agreement, the Fund would sell securities to a bank or broker dealer and agree to repurchase the securities at a mutually agreed future date and price. A dollar roll is similar to a reverse repurchase agreement except that the counterparty with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund but only securities which are “substantially identical.” Generally, the effect of a reverse repurchase agreement or dollar roll transaction is that the Fund can recover and reinvest all or most of the cash invested in the portfolio securities involved during the term of the agreement and still be entitled to the returns associated with those portfolio securities. Therefore, these transactions would represent a form of borrowing by the Fund. Such transactions may be advantageous if the interest cost to the Fund of the reverse repurchase agreement or dollar roll transaction is less than the returns the Fund obtains on investments purchased with the cash.

To the extent that the Fund does not cover its positions in reverse repurchase agreements and dollar rolls (by segregating liquid assets at least equal in amount to the forward purchase commitment), its obligations under reverse repurchase agreements or dollar rolls will be subject to the Fund’s limitations on borrowings. In addition, the Fund has a policy to limit its use of reverse repurchase agreements and dollar rolls and certain other forms of leverage to 38% of the Fund’s total assets (including the proceeds of leverage) at the time utilized. See “Leverage and Borrowings.” The Fund’s investments in reverse repurchase agreements and dollar rolls are subject to the risk that the market value of the securities that the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Lending of Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objective and Policies—Securities Loans” in the Statement of Additional Information for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, although amounts received from the borrower will not be eligible to be treated as qualified dividend income for tax purposes. See “Tax Matters.” The Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan, which may be an affiliate of the Fund.

Debt Securities

The Fund may invest in debt securities of U.S. or non-U.S. issuers, including for investment or cash management purposes. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, without limitation, corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. The timing of purchase and sale transactions in debt securities may result in capital appreciation or depreciation depending, in part, upon changes in prevailing interest rates. Please see “Investment Objectives and Policies” in the Statement of Additional Information for descriptions of the various types of debt securities in which the Fund may invest.

Short-Term Investments/Temporary Defensive Strategies

Upon recommendation of the Sub-Adviser, for temporary defensive purposes, the Fund may deviate from its principal strategies by investing some or all of its total assets in investments such as high-grade debt securities, including high-quality, short-term debt securities, and cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund also may deviate from its principal strategies in order to keep its assets fully invested. See “Use of Proceeds” above.

Please see “Investment Objective and Policies” in the Statement of Additional Information for additional information regarding possible investments of the Fund and their related risks.

LEVERAGE AND BORROWINGS

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. Any leverage used by the Fund would be limited to 38% of the

Fund’s total assets (including the proceeds of the leverage) at the time utilized. To the extent that the Fund uses leverage, it would seek to obtain a higher return for shareholders than if the Fund did not use leverage. Leveraging is a speculative technique and there are special risks involved, including the risk of increased volatility of the Fund’s investment portfolio and potentially larger losses than if the strategies were not used.

If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, any leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using certain forms of leverage, the fees paid to the Manager and the Sub-Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total managed assets, including assets attributable to any preferred shares and borrowings that may be outstanding. Thus, the Manager and the Sub-Adviser have a financial incentive for the Fund to utilize certain forms of leverage, which may result in a conflict of interest between the Manager and the Sub-Adviser, on the one hand, and the Fund’s shareholders, on the other hand. Fees and expenses paid by the Fund are currently borne entirely by the Class A shareholders. These include costs associated with any borrowings or other forms of leverage utilized by the Fund.

Under the 1940 Act, the Fund generally is not permitted to have outstanding senior securities representing indebtedness (“borrowings”) (including through the use of reverse repurchase agreements, dollar rolls, futures contracts, loans of portfolio securities, swap contracts and other derivatives, as well as when-issued, delayed delivery or forward commitment transactions, to the extent that these instruments constitute senior securities) unless, immediately after the financing giving rise to the borrowing, the value of the Fund’s total assets less liabilities (other than such borrowings) is at least 300% of the principal amount of such borrowing (i.e., the principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Class A shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowings, is at least 300% of such principal amount. If the Fund enters into these transactions, it intends, to the extent possible, to prepay all or a portion of the principal amount due to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle holders of any senior securities of the Fund to elect a majority of the Trustees of the Fund. Derivative instruments used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations.

RISKS

The net asset value of the Class A shares fluctuates with and is affected by, among other things, common share liquidity risk, equity securities and related market risk, Eco-Sectors risk and other focused investment risks, non-diversification risk, non-U.S. investment risk, foreign currency risk, emerging markets risk, smaller company risk, initial public offerings (IPOs) risk, other investment companies risk, derivatives risk, portfolio liquidity risk, leverage risk, management risk, counterparty risk, credit risk, interest rate risk, inflation/deflation risk, repurchase offers risk and market disruption and geopolitical risk. An investment in Class A shares is also subject to the risk associated with the fact that the Fund is recently organized. These and other risks are summarized below.

Limited Prior History

The Fund is a recently organized, non-diversified, closed-end management investment company with a limited history of operations.

Common Share Liquidity Risk

The Fund is a closed-end investment company structured as an “interval fund” and designed primarily for long-term investors, and the Fund’s Class A shares are not intended to be used for trading purposes. Unlike many closed-end investment companies, the Fund’s Class A shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Fund’s Class A shares and the Fund expects that no secondary market will develop. Although the Fund, as a fundamental policy, makes quarterly offers to repurchase at least 5% and up to 25% of its outstanding Class A shares at net asset value, the number of Class A shares tendered in connection with a repurchase offer may exceed the number of Class A shares the Fund has offered to repurchase, in which case not all of your Class A shares tendered in that offer will be repurchased. Hence, you may not be able to sell your Class A shares when and/or in the amount that you desire.

Equity Securities and Related Market Risk

The Fund ordinarily has substantial exposure to common stocks and other equity securities in pursuing its investment objective and policies, either through direct investments in individual securities or through investments in ETFs and other pooled vehicles. The market price of common stocks and other equity securities in which the Fund invests may go up or down, sometimes rapidly or unpredictably. The value of equity securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services, as well as the historical and prospective earnings of the issuer and the value of its assets. The values of equity securities may also decline due to general market conditions which are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline in value due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than bonds and other debt securities.

Eco-Sectors Risk and Other Focused Investment Risks

Because the Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Regulatory and Other Developments.    Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

Technology and Developing Industries.    The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Sector Risks Within the Eco-Sectors.    Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute for the Fund because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

Focus on Related Sectors.    Due to its focus on the Eco-Sectors, the Fund invests in companies which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the Eco-Sectors, the Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry.

Geographic Concentration.    The Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Fund invests in companies that derive significant revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities and Related Market Risk.”

Non-Diversification Risk

The Fund is a “non-diversified” investment company. An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund because a non-diversified fund may invest a greater percentage of its assets in a single issuer or a limited number of issuers than a diversified fund. Non-diversified funds may be especially vulnerable to financial, regulatory, economic, political or other developments affecting the limited number of issuers in which it invests. The Fund’s ability to invest a higher percentage of its assets among fewer issuers may result in greater fluctuation in the value of the Fund’s portfolio than if it invested in a broader group of issuers.

Non-U.S. Investment Risk

The Fund ordinarily has substantial exposure to securities of non-U.S. issuers, securities denominated in foreign currencies, and securities traded principally on exchanges outside of the United States (together, “non-U.S. securities”). The Fund’s investments in non-U.S. securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information, or economic and financial instability. Non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of non-U.S. securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in non-U.S. securities. To the extent that the Fund invests a significant portion of its assets in a particular foreign country or a concentrated geographic area (such as Europe or Asia), the Fund generally has more exposure to regional economic risks associated with non-U.S. investments. Also, adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated.

Foreign Currency Risk

The Fund’s Class A shares are priced in U.S. dollars and the distributions paid by the Fund to Class A shareholders are paid in U.S. dollars. However, a substantial portion of the Fund’s assets are usually denominated in foreign (non-U.S.) currencies. The Fund’s investments in or exposure to foreign currencies or in securities or instruments that trade, or receive revenues, in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions (if utilized), that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These fluctuations may have a significant adverse impact of the value of the Fund’s portfolio. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. There is no assurance, however, that these hedging strategies will be available or will be used by the Fund or, if used, that they will be successful.

Emerging Markets Risk

The Fund may invest up to 50% of its total assets in securities of issuers that are organized or headquartered in developing or “emerging market” countries. Foreign investment risk may be particularly high to the extent that the Fund invests in securities of issuers based in or securities denominated in the currencies of emerging market countries. These investments entail all of the risks of investing in securities of foreign issuers noted above, but to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization and less social, political and economic stability; (ii) the smaller size of the market for such securities and a lower volume of trading, resulting in a lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Smaller Company Risk

As described above, the Fund may invest a substantial portion of its assets in common stocks of companies with small market capitalizations, including newly founded and early-stage companies. The general risks associated with equity securities are particularly pronounced for securities issued by companies with small market capitalizations. Small capitalization companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies, and the Fund may have difficulty establishing or closing out its securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of the issuers’ earnings potential or assets.

Initial Public Offerings (IPOs) Risk

The Fund may purchase securities in initial public offerings (IPOs). These securities are often subject to the general risks associated with investments in companies with small market capitalizations, and typically to a heightened degree. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time or from time to time the Fund may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when it is able to do so.

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management fees with respect to the assets so invested. Class A shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, these other investment companies may utilize financial leverage, in which case an investment would subject the Fund to additional risks associated with leverage. See “Leverage Risk” below.

Derivatives Risk

The Fund may use a variety of derivative instruments (including both long and short positions) in an attempt to enhance the Fund’s investment returns or to hedge against market and other risks in the portfolio, including put and call options, futures contracts, options on futures contracts, forward contracts and swap agreements. The Fund also may use derivatives to gain exposure to equity and other securities in which the Fund may invest.

Derivatives are subject to a number of risks described elsewhere in this prospectus, such as liquidity risk, equity securities and related market risk, interest rate risk, credit risk, leverage risk, counterparty risk, management risk and, if applicable, smaller company risk. They also involve the risk of mispricing or improper valuation, the risk of ambiguous documentation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivatives transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

The Fund may enter into derivatives transactions that may in certain circumstances produce effects similar to leverage and expose the Fund to related risks. See “Leverage Risk” below.

Portfolio Liquidity Risk

To the extent consistent with its share repurchase policies, the Fund may invest without limitation in illiquid securities (i.e., securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities). Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. Also, the Fund may not be able to readily dispose of illiquid securities when that would be beneficial at a favorable time or price or at prices approximating those at which the Fund currently values them.

Leverage Risk

Although it has no current intention to do so, the Fund reserves the flexibility to issue preferred shares or debt securities or to engage in borrowings (including through reverse repurchase agreements or dollar rolls) to add leverage to its portfolio. Any leverage used by the Fund would be limited to 38% of the Fund’s total assets (including the proceeds of the leverage) at the time utilized.

The Fund may also enter into derivatives transactions that may in certain circumstances produce effects similar to leverage. The Fund manages some of its derivatives positions by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions (e.g., through offsetting positions), such transactions are treated as senior securities representing indebtedness (“borrowings”) for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund’s borrowings would thereby exceed 33 1/3 % of its total assets. See “Leverage and Borrowings.” In addition, to the extent that any offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it is leveraged.

Any use of leverage by the Fund would result in special risks for Class A shareholders. If used, there is no assurance that the Fund’s leveraging strategies will be successful. Leverage creates the likelihood of greater volatility of net asset value of the Class A shares.

Because the fees received by the Manager and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Adviser have a financial incentive for the Fund to use borrowings, which may create a conflict of interest between Manager and the Sub-Adviser, on the one hand, and the Class A shareholders, on the other hand.

Management Risk

The Fund is subject to management risk because its portfolio is actively managed. AGIA and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States, and has not, with the exception of the Fund, previously managed a U.S. registered investment company.

Counterparty Risk

The Fund is subject to credit risk with respect to the counterparties to any debt securities and derivative contracts purchased or sold by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Credit Risk

To the extent the Fund invests in debt instruments, credit risk is the risk that one or more debt obligations in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the obligation or borrower experiences an actual or perceived decline in its financial status.

Interest Rate Risk

Interest rate risk is the risk that securities in the Fund’s portfolio will decline in value because of increases in market interest rates. In addition to directly affecting any debt securities held by the Fund, rising interest rates may also have an adverse impact on the value of equity securities held by the Fund. Because market interest rates are currently relatively low, there is a greater risk that the Fund’s portfolio will decline in value as market interest rates rise.

Inflation/Deflation Risk

Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of payments at future dates. As inflation increases, the real value of the Fund’s portfolio could decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Repurchase Offers Risk

As described under “Periodic Repurchase Offers,” the Fund is an “interval fund” and, in order to provide some liquidity to shareholders, the Fund makes quarterly offers to repurchase between 5% and 25% of its outstanding Class A shares at the net asset value, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and are generally funded from available cash or sales of portfolio securities. However, the repurchase of Class A shares by the Fund decreases the assets of the Fund and, therefore, has the effect of increasing the Fund’s expense ratio. Repurchase offers and the need to fund repurchase obligations may also affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities, and may limit the ability of the Fund to participate in new investment opportunities. If the Fund uses leverage, repurchases of shares may compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed and the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Thus, there is also a risk that some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market, foreign currency and other risks, and the net asset value of shares tendered in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation and the potential costs of rebuilding the Iraqi infrastructure cannot be predicted with any certainty. Terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001 closed some of the U.S. securities markets for a four-day period and similar future events cannot be ruled out. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and securities markets generally. Those events could also have an acute effect on individual issuers or related groups of issuers in the Eco-Sectors or otherwise. These risks could also adversely affect securities markets, interest rates, ratings, credit risk, inflation and other factors relating to the Class A shares.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, the Manager and/or the Sub-Adviser due to their possible affiliations with Allianz SE, the ultimate parent of the Manager and the Sub-Adviser. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities.

Anti-Takeover Provisions

The Fund’s Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. See “Certain Provisions in the Declaration of Trust.” These provisions in the Declaration could have the effect of depriving the Fund’s Class A shareholders of opportunities to sell and receive net asset value for their Class A shares.

HOW THE FUND MANAGES RISK

Hedging and Related Strategies

The Fund may (but is not required to) use various investment strategies designed to limit the risk of price fluctuations of its portfolio securities and to preserve capital. For instance, the Fund may invest in derivative instruments for the purpose of hedging its exposure to certain issuers and/or markets. See “The Fund’s Investment Objective and Strategies—Derivatives.” Hedging strategies that the Fund may use include, but are not limited to, options contracts (including options on futures contracts), futures contracts, forward contracts, swap agreements and short sales, including such instruments based on either an index or other asset or individual securities whose prices, the Sub-Adviser believes, correlate with the prices of the Fund’s investments. The Fund may (but is not required to) hedge some or all of its exposure to foreign currencies through the use of derivatives strategies. Income earned by the Fund from many hedging activities are treated as capital gain and, if not offset by net realized capital loss, are distributed to shareholders in taxable distributions. There is no assurance that these hedging strategies will be available at any time or that the Sub-Adviser will determine to use them or, if used, that the strategies will be successful. The Sub-Adviser may determine not to engage in hedging strategies or to do so only in unusual circumstances or market conditions.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by the Manager and the Sub-Adviser. There are seven Trustees of the Fund, one of whom is treated by the Fund as an “interested person” (as defined in the 1940 Act). The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Manager

The Manager serves as the investment manager of the Fund. Subject to the supervision of the Fund’s Board of Trustees, the Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund’s business affairs and other administrative matters. The Manager receives an asset-based fee, described below under “—Investment Management Agreement,” in return for its services. The Manager is located at 1345 Avenue of the Americas, New York, New York 10105.

Organized in 2000, the Manager provides investment management and advisory services to a number of closed-end and open-end investment company clients. The Manager is a majority-owned indirect subsidiary of Allianz SE, a publicly traded European insurance and financial services company. As of December 31, 2007, the Manager and its investment management affiliates had approximately $801.1 billion in assets under management.

Sub-Adviser

The Manager has retained an affiliated investment management firm, RCM, to manage the Fund’s portfolio. RCM has, in turn, retained an affiliated investment management firm, AGIA (collectively with RCM, the “Sub-Adviser”), to conduct the day-to-day portfolio management of the Fund. The Manager, RCM and AGIA are all indirect subsidiaries of Allianz SE.

Pursuant to the terms of its sub-advisory agreement with the Manager, RCM is responsible for managing, either directly or through other investment advisers selected by it, the investment of the Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. RCM is located at 4 Embarcadero Center, San Francisco, California 94111. RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM is part of the RCM Group, a global investment organization consisting of separate affiliated entities, owned by Allianz SE, which are located in key financial centers, including San Francisco, London, Frankfurt, Hong Kong, Sydney and Tokyo. As of December 31, 2007, these affiliated entities collectively advised or managed approximately $164.5 billion, including $20.5 billion managed by RCM in San Francisco.

Pursuant to the terms of its portfolio management agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the Fund’s assets, subject to the general supervision of RCM, the Manager and the Board of Trustees. AGIA’s principal place of business is Mainzer Landstrasse 11-13, Frankfurt-am-Main, Germany, although it also has portfolio managers, analysts, compliance and other personnel under its supervision based in London, England. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. As of December 31, 2007, AGIA managed approximately $28.3 billion, principally for clients located in Europe. Although AGIA has been registered as an investment management company in Germany since 1990, it only recently registered as an investment adviser in the United States and has not, with the exception of the Fund, previously managed a U.S. registered investment company.

The portfolio managers and analysts of RCM and AGIA are part of the RCM Group, and they have access to and share proprietary research information developed by a team of more than 50 analysts strategically positioned in the RCM Group’s offices worldwide.

Under RCM’s sub-advisory agreement with the Fund, the Manager (and not the Fund) pays to RCM an annual fee, payable monthly, in an amount equal to ..54% of the Fund’s average daily total managed assets. Under AGIA’s portfolio management agreement with RCM, RCM (and not the Fund or the Manager), in turn, pays to AGIA an annual fee, payable monthly, in an amount equal to .4266% of the Fund’s average daily total managed assets.

The following individuals at AGIA share primary responsibility for the day-to-day portfolio management of the Fund:

Name	Since	Recent Professional Experience
Bozena Jankowska	Inception*	Vice President and head of the Sustainability Research Team. She is based in London and is the lead Fund Manager for the Allianz Global EcoTrends Funds which represents over EUR 1.7bn of assets on a global basis. Bozena also heads the Sustainability Research (SR) team where she is responsible for RCM’s sustainability investment policy and strategy. She is also responsible for managing the firm’s involvement in the Enhanced Analytics Initiative (EAI) and sits on the Allianz Sustainability Strategy Group and Allianz Core Climate Group. Before joining RCM in 2000, Bozena worked for the construction firm John Laing Plc as their Business and Environment Advisor developing and implementing corporate sustainability policy and strategy. She graduated from the University of Sussex with a BSc (Hons) in Environmental Science and gained an MSc in Environmental Technology with Distinction, from Imperial College of Science, Technology and Medicine, specializing in Business and Environment. Bozena obtained her Investment Management Certificate in July 2001

Paul Schofield	Inception*

Fund Manager within the Global Equity Team at AGIA and RCM (UK). Mr. Schofield joined AGIA in 2006 and RCM (UK) in 1998 as a member of the Institutional Client Services team before transferring to the firm’s Global Equity fund management team. Prior to joining RCM (UK), he was with Fleming Investment Management as a Fixed Income Fund Administrator and prior to that he was with Lombard Odier International Portfolio Management Limited as an investment administrator. He holds a B.A. (Hons.) in Financial Services from the University of Portsmouth.

*	The Fund commenced operations on January 31, 2007.

Ms. Jankowska serves as lead portfolio manager with ultimate investment decision making authority and oversight responsibility for the Fund’s portfolio. Mr. Schofield serves as deputy portfolio manager and provides assistance to Ms. Jankowska in the day-to-day portfolio management of the Fund, and would assume the responsibilities of lead portfolio manager in Ms. Jankowska’s absence. Ms. Jankowska and Mr. Schofield utilize the efforts of research and other investment professionals at AGIA and its affiliates in making investment decisions for the Fund. Mr. Gunnar T. Miller, Co-Head of Global Research at AGIA, oversees the research efforts on behalf of all global portfolios managed by AGIA, including the Fund.

The Statement of Additional Information provides additional information about portfolio manager compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

AGIA is a non-resident investment adviser with its principal offices in Germany and all, or a substantial part, of its assets located outside of the United States. As a registered investment adviser, AGIA has appointed an agent for service of process in the United States. Investors will be able to enforce, in U.S. courts, judgments against AGIA obtained in such courts that are predicated upon the civil liability provisions of U.S. federal securities laws. Courts in Germany, however, may not enforce against AGIA (i) judgments of U.S. courts obtained in actions predicated upon the civil liability provisions of U.S. federal securities laws, or (ii) liabilities in original actions predicated solely upon U.S. federal securities laws.

Investment Management Agreement

Pursuant to an investment management agreement between the Manager and the Fund (the “Investment Management Agreement”), the Fund has agreed to pay the Manager an annual fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily total managed assets, for the services and facilities it provides. “Total managed assets” means the total assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings). With respect to any reverse repurchase agreement, dollar roll or similar leveraging transactions, “total managed assets” includes any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

In addition to the fees of the Manager, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Manager), custodial expenses, shareholder servicing expenses, transfer agency expenses, sub-transfer agency expenses, dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing prospectuses, shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

Because the fees received by the Manager and the Sub-Adviser are based on the total managed assets of the Fund (including assets attributable to any preferred shares and borrowings that may be outstanding), the Manager and the Sub-Adviser have a financial incentive for the Fund to utilize borrowings, which may create a conflict of interest between the Manager and the Sub-Adviser, on the one hand, and the holders of the Fund’s Class A shares, on the other.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory agreement between the Manager and the Fund, the sub-advisory agreement between the Manager and RCM, and the portfolio management agreement between AGIA and RCM is available in the Fund’s semi-annual report to shareholders for the period ended May 31, 2007.

Distributor

The Fund’s Distributor, Allianz Global Investors Distributors LLC, is an affiliate of the Manager and the Sub-Adviser and serves as the principal underwriter for the Fund. The Distributor, located at 1345 Avenue of the Americas, New York, New York 10105, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

In September 2004, Allianz Global Investors Fund Management LLC (“AGIFM” or the “Manager“), PEA Capital LLC (“PEA”) and Allianz Global Investors Distributors LLC (“AGID”) settled a regulatory action with the SEC that alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of certain open-end funds advised by the Manager. PEA, AGID and Allianz Global Investors of America L.P. (“AGI”) reached a settlement relating to the same subject matter with the Attorney General of the State of New Jersey in June 2004. AGI, AGIFM, PEA and AGID paid a total of $68 million to the SEC and New Jersey to settle the claims related to market timing. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, and consented to cease and desist orders and censures. The settling parties did not admit or deny the findings in these settlements. None of these settlements alleged that any inappropriate activity took place with respect to the Fund. Subsequent to these events, PEA deregistered as an investment adviser and dissolved.

Since February 2004, AGIFM, AGID and certain of their affiliates and employees, the Fund’s sub-adviser (RCM Capital Management LLC (“RCM”)), certain affiliated investment companies, and certain current and former trustees of the Allianz Funds have been named as defendants in eleven lawsuits filed in various jurisdictions, which have been transferred to and consolidated for pre-trial proceedings in a multi-district litigation proceeding in the U.S. District Court for the District of Maryland. The lawsuits generally relate to the same allegations that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts, restitution and waiver of or return of certain sales charges paid by fund shareholders.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions or other adverse consequences to the Fund. However, AGIFM and RCM believe that these matters are not likely to have a material adverse effect on the Fund or on AGIFM’s, RCM’s or AGID’s ability to perform their investment advisory or distribution services relating to the Fund.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated, if required, only if those developments are likely to have a material adverse affect on the Fund or on the ability of AGIFM, RCM or AGID to perform their respective contracts with respect to the Fund.

HOW TO PURCHASE CLASS A SHARES

Continuous Offering

The Fund continuously offers Class A shares through Allianz Global Investors Distributors LLC (the “Distributor”), as principal underwriter, and through selected brokers and dealers. The Distributor is an affiliate of the Manager and the Sub-Adviser. The Fund or the Distributor may suspend the continuous offering of Class A shares at any time without prior notice. Similarly, the Fund or the Distributor may resume the offering at any time.

Initial Sales Charge

Unless you are eligible for a waiver, when you buy Class A shares of the Fund, you will pay a public offering price equal to the net asset value (“NAV”) of the shares, plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below.

Initial Sales Charge-Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to Dealers as % of Public Offering Price**
$0–$99,999	4.71%	4.50%	4.00%
$100,000–$249,999	4.17%	4.00%	3.50%
$250,000–$499,999	3.63%	3.50%	3.00%
$500,000–$999,999	3.09%	3.00%	2.50%
$1,000,000–$1,999,999	1.52%	1.50%	1.00%
$2,000,000–$4,999,999	1.01%	1.00%	0.50%
$5,000,000+	0.50%	0.50%	0.50%

**	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain selected brokers or dealers.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of the Fund to each selected broker or dealer which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain selected broker or dealer.

Investors in the Fund may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of Class A shares of the Fund and one or more funds that are series of Allianz Funds or PIMCO Funds (other than the PIMCO Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below.

Right of Accumulation and Combined Purchase Privilege (Breakpoints).    A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of

Accumulation” or “Cumulative Quality Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor for purposes of determining the applicable front-end sales charge.

The term “Qualifying Investor” refers to:

(i) an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii) a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii) an employee benefit plan of a single employer

Letter of Intent.    An investor may also obtain a reduced sales charge on purchases of Class A shares of the Fund by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.    A Class A shareholder who has caused any or all of his shares to be repurchased may reinvest all or any portion of the repurchase proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined after acceptance of the request to reinvest. A reinstatement pursuant to this privilege will not cancel the repurchase transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares repurchased, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in the Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker or other financial intermediary.

Method of Valuation of Accounts.    To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales charge) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Sales at Net Asset Value.    In addition to the programs summarized above, the Fund may sell its Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to:

(i) current or retired officers, trustees, directors or employees of the Fund, Allianz, the Manager, Pacific Investment Management Company (“PIMCO”) or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of the Manager, PIMCO or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of selected brokers or dealers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, the Manager or PIMCO with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, the Manager or PIMCO has an agreement for the use of the Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with the Manager or (b) has a specific agreement to that effect with the Distributor; and

(vii) persons acquiring Class A shares of the Fund through exchange purchases from Class A shares of Allianz Funds or PIMCO Funds.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions. In addition, Class A shares of the Fund issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.    In order for investors in Class A shares of the Fund to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Fund or other Eligible Funds held in:

❒	all of the investor’s accounts held directly with the Fund or other eligible Funds or through a financial intermediary;

❒	any account of the investor at another financial intermediary; and

❒	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Distributor makes available free of charge and in a clear and prominent format, on its Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales charges associated with Eligible Funds.

Servicing Plan

The Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made at a maximum annual rate of 0.25% (calculated as a percentage of the Fund’s average daily net assets attributable to Class A shares) pursuant to a Servicing Plan adopted by the Fund, consistent with Rule 12b-1 under the Investment Company Act of 1940. Because servicing fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

Payments to Financial Firms

Some or all of the sales charges and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the Statement of Additional Information for more details. A financial firm is one that, in exchange for compensation, sells, among other products, Fund shares (including the shares offered in this prospectus) or provides services for fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, the Manager and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Fund with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Fund on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of the Fund, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Fund and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made to financial firms selected by the Distributor, generally to the firms that have sold significant amounts of shares of the Fund or other Allianz or PIMCO funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate, although the actual termination date is not known. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of investment companies pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular investment company over other investment companies. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Fund and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions. Some of these financial firms are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

The Distributor may also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares.

In return for providing ongoing shareholder support services, the Distributor has agreed to pay, out of its own assets, an additional fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) at the annual rate of 0.10%, and to A.G. Edwards & Sons, Inc. (“A.G. Edwards”) at the annual rate of 0.06%, of the average daily total net assets of the Fund attributable to Class A shares sold through Merrill Lynch or A.G. Edwards, as applicable, in the Fund’s initial public offering in January 2007 and that continue to be held by or through Merrill Lynch or A.G. Edwards, as applicable, on behalf of its customers commencing one year after completion of the initial public offering.

For further details about payments made by the Distributor to financial firms, please see the Statement of Additional Information.

Calculation of Share Price

During the continuous offering, the Fund offers Class A shares at the offering price, which is the net asset value (“NAV”) per share next determined after the Distributor receives your purchase order, plus any applicable sales charge. NAVs are ordinarily determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “Net Asset Value” below. Generally, purchase orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer before the NAV has been calculated and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV).

The Fund does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Purchasing Class A Shares

You can purchase Class A shares of the Fund in the following ways:

❒

Through your broker, dealer or other financial intermediary.    Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Fund and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

❒

Directly from the Fund.    To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Fund.

Purchases by Mail.    If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Fund accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Purchases by Telephone.    You may elect to purchase shares after enrolling in Fund Link (see “Fund Link” below) which allows you to purchase Fund shares over the phone. To initiate such purchases, call 1-800-426-0107.

Purchases by Exchange from Allianz Funds or PIMCO Funds.    Shareholders of participating open-end investment companies in the Allianz and PIMCO Funds family may exchange their Class A shares of any such Allianz Fund or PIMCO Fund for Class A shares of the Fund on the basis of their respective net asset values, minus any applicable redemption fee (as provided in the applicable Allianz or PIMCO Fund prospectus). Currently, the Fund does not charge any other exchange fees or charges. Exchanges are subject to the Fund’s $5,000 minimum initial purchase requirement. The Fund reserves the right to refuse exchange purchases if, in the judgment of the Manager, the transaction would adversely affect the Fund or its shareholders.

Subsequent Purchases of Shares.    Subsequent purchases of Class A shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Fund’s Auto-Invest plan, Fund Link and tax-qualified programs referred to below, the minimum subsequent purchase in the Fund is $100. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchases by Mail.”

Auto-Invest Plan.    The Fund’s Auto-Invest plan provides for periodic investments into your account with the Fund by means of automatic transfers of a designated amount from your bank account. The minimum investment for eligibility into this plan is $2,500. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month. Further information regarding the Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of Auto-Invest may be limited at the discretion of the Distributor.

Fund Link.    Fund Link connects your Fund account with a bank account. Purchase transactions are effected by electronic funds transfers from your account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. You may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by PFPC, Inc. (the “Transfer Agent”), the Fund’s transfer agent for Class A shares. The minimum investment by Fund Link is $50. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Tax-Qualified Specified Benefit and Other Plans.    The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

In this prospectus, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, and health care benefit funding plan. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account or a Coverdell Education Savings Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below.

Note for Plan Investors.    For Plan Investors invested in the Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Fund and that does not already maintain an omnibus account with the Fund and would like to invest in the Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

Specified Benefit Account Minimums

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
IRA	$2,500	$50
Roth IRA	$2,500	$50
SEP IRA established on or before March 31, 2004	$50 per participant	$50 per participant
SEP IRA established after March 31, 2004	$2,500 per participant	$50 per participant
SIMPLE IRA*	$50 per participant	$50 per participant
SAR-SEP IRA*	$50 per participant	$50 per participant
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per participant	$50 per participant
403(b)(7) custodial account plan established after March 31, 2004	$2,500 per participant	$50 per participant
Plan Investors held through omnibus accounts-
Plan Level	$0	$0
Participant Level	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$2,500	$50

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued.

Investment Minimums

The following investment minimums apply for purchases of Class A shares.

Initial Investment	Subsequent Investments
$5000	$100

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans and asset based fee programs, and for special investment programs and plans offered by the Fund, such as the Auto-Invest and Fund Link programs.

Minimum Account Size

Due to the relatively high cost to the Fund of maintaining small accounts, you are asked to maintain an account balance of at least the minimum investment necessary to open the particular type of account. If your balance for the Fund remains below the minimum for three months or longer, the Manager may (except in the case of employer-sponsored retirement accounts), subject to applicable law, provide you 60 days to increase your balance, and thereafter you may be deemed to have tendered your shares in the next succeeding quarterly repurchase offer. See “Periodic Repurchase Offers” below. Your Fund account will not be deemed to have been tendered if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts, including your account with the Fund, exceeds $50,000.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, the Fund seeks to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1. Name.

2. Date of birth (for individuals).

3. Residential or business street address.

4. Social security number, taxpayer identification number, or other identifying number.

The Fund will not open a new account unless it receives the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and repurchase your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Periodic Repurchase Offers – Signature Guarantee.” All correspondence must include the account number and must be sent to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Fund, call the Fund at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Fund or financial institution, as appropriate, such party will begin sending you individual copies.

PERIODIC REPURCHASE OFFERS

To provide some liquidity and the ability to receive net asset value on a disposition of at least a portion of your Class A shares, the Fund makes quarterly offers to repurchase Class A shares in the months of March, June, September and December. The Fund is a closed-end “interval” fund and has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareholder approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of its shares at net asset value on a quarterly basis. The Fund may also make a discretionary repurchase offer once every two years. The repurchase request deadline is ordinarily on the fifth business day of the month in which a repurchase occurs.

When a quarterly repurchase offer commences, the Fund sends, at least 21 days prior to the repurchase request deadline, written notice to each shareholder setting forth, among other things:

❒	The percentage of Class A shares that the Fund is offering to repurchase and how the Fund will purchase Class A shares on a pro rata basis if the offer is oversubscribed.

❒	The date on which a shareholder’s repurchase request is due.

❒	The date or range of dates that will be used to determine the Fund’s net asset value applicable to the repurchase offer. See “Determination of Repurchase Price and Payment for Shares.”

❒	The date or range of dates by which the Fund will pay to shareholders the proceeds from their shares accepted for repurchase. See “Determination of Repurchase Price and Payment for Shares.”

❒	The net asset value of the Class A shares as of a date no more than seven days prior to the date of the notification and the means by which shareholders may ascertain the net asset value.

❒	The procedures by which shareholders may tender their Class A shares and the right of shareholders to withdraw or modify their tenders prior to the repurchase request deadline.

❒	The circumstances in which the Fund may suspend or postpone a repurchase offer.

This notice may be included in a shareholder report or other Fund document. The repurchase request deadline will be strictly observed. If you or your broker or dealer fails to submit your repurchase request in good order by the repurchase request deadline, you will be unable to liquidate your shares until a subsequent repurchase offer, and you will have to resubmit your request in the next repurchase offer. You should be sure to advise your broker or dealer of your intentions in a timely manner. You may withdraw or change your repurchase request with a proper instruction submitted in good form at any point before the repurchase request deadline.

Determination of Repurchase Price and Payment for Shares

The repurchase price payable in respect of a tendered Class A share is equal to the Class A share’s net asset value as determined no later than the 14th day (or the next business day if the 14th day is not a business day) following the repurchase request deadline, and payment for all shares repurchased pursuant to these offers is made not later than seven days after the repurchase pricing date. Under normal circumstances, net asset value is determined on the repurchase request deadline and payment for shares tendered is made within three business days after such deadline. Proceeds are distributed to intermediaries as specified in the repurchase offer notice. The Fund’s net asset value per share may change materially between the date a repurchase offer is mailed and the repurchase request deadline, and it may also change materially after the repurchase request deadline and prior to the net asset value determination date. The method by which the Fund calculates net asset value is discussed below under “Net Asset Value.” During the period the offer to repurchase is open, shareholders may obtain current net asset values by calling the Fund’s transfer agent at (800) 426-0107 or on the internet at www.allianzinvestors.com.

The Fund does not currently intend to deduct any repurchase fee from the repurchase amount. However, in the future the Fund’s Board of Trustees may determine to charge a repurchase fee payable to the Fund intended to compensate for its expenses directly related to the repurchase. This fee could be used to compensate the Fund for, among other things, its costs incurred in disposing of securities or in borrowing in order to make payment for repurchased shares. Any repurchase fee will not exceed 2% of the proceeds of the repurchase.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Board of Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act.

The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (2) if making or effecting the repurchase offer would cause the shares that are subject to the offer that are either listed on a national securities exchange or quoted in an inter-dealer quotation system of a national securities association to be neither listed on any national securities exchange nor quoted on any inter-dealer quotation system of a national securities association; (3) for any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (4) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (5) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

Oversubscribed Repurchase Offers

There is no minimum number of shares that must be tendered before the Fund will honor repurchase requests. However, the Fund’s Board of Trustees sets for each repurchase offer a maximum percentage of shares that may be repurchased by the Fund. In the event a repurchase offer by the Fund is oversubscribed, the Fund may, but is not required to, repurchase additional shares up to a maximum amount of 2% of the outstanding Class A shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares tendered on a pro rata basis. As described below under “Exchange Privilege,” the maximum number of shares that may be repurchased in any quarter will include those shares which shareholders have requested be exchanged into open-end investment companies.

If any shares that you wish to tender to the Fund are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit your repurchase request, and your repurchase request will not be given any priority over other investors’ requests. Thus, there is a risk that the Fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood of proration.

There is no assurance that you will be able to tender your Class A shares when or in the amount that you desire.

Consequences of Repurchase Offers

From the time the Fund distributes or publishes each repurchase offer notification until the net asset value determination date for that offer, the Fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which they are valued by the Fund, within a period equal to the period between the repurchase request deadline and the repurchase payment date, or which mature by the repurchase payment date. The Fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

The Fund believes that repurchase offers are generally beneficial to the Fund’s shareholders, and are generally funded from available cash or sales of portfolio securities. However, the repurchase of shares by the Fund decreases the assets of the Fund and, therefore, has the effect of increasing the Fund’s expense ratio. In addition, if the Fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing the Fund’s expenses and reducing any net investment income. The Fund currently conducts a continuous offering of its Class A shares, which may reduce potential adverse consequences of repurchase offers, but there is no assurance that the Fund will be able to sell a significant amount of additional Class A shares.

Repurchase offers provide shareholders with the opportunity to dispose of shares at net asset value. The Fund does not anticipate that a secondary market will develop for the Class A shares, but in the event that a secondary market were to develop, it is possible that shares would trade in that market at a discount to net asset value. The existence of periodic repurchase offers at net asset value may not alleviate such discount.

These and other possible risks associated with the Fund’s repurchase offers are described under “Risks—Repurchase Offers Risk.” In addition, the repurchase of shares by the Fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase. For a discussion of these tax consequences, see “Tax Matters.”

Exchange Privilege

You will not be able to exchange Class A shares at any time other than in connection with a repurchase offer, which occurs only periodically.     If your Class A shares are accepted for repurchase, you may elect, in lieu of receiving cash, to exchange your Class A shares into shares of various open-end investment companies in the Allianz and PIMCO Funds family (“Participating Funds”) at net asset value. The Participating Funds are managed by the Manager or its affiliates. A share exchange is generally a taxable event which may generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. Please consult your tax or other financial advisor before making any exchange request. See “Tax Matters” in this prospectus.

You will receive information regarding the exchange privilege, as well as the process for requesting exchanges, in connection with the written notice of each periodic repurchase offer, and may make an election to receive shares of Participating Funds. Alternatively, to request an exchange of your Class A shares into shares of Participating Funds in connection with a periodic repurchase offer, you may contact your broker or dealer. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in your registered name or address. Unless you have specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, you may also request an exchange by a telephone request to the Distributor at 1-800-426-0107. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. The Fund will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Changes in registration information or account privileges may be made in writing to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee may be required. See “Signature Guarantee” below.

Abusive Trading Practices

The Fund encourages shareholders to invest in the Fund as part of a long-term investment strategy and discourages excessive, short-term trading, sometimes referred to as “market timing,” and other abusive trading practices. Open-end funds, which issue shares that may be purchased and redeemed each business day, allow for trading into and out of a fund in a short time period to a much greater extent than closed-end funds, whose shares are not redeemable and may be repurchased only in limited circumstances. Consequently, as a closed-end fund which makes only periodic repurchase offers, the Fund is less likely to encounter market timing for its Class A shares than are open-end funds. The ability of shareholders of the Fund to engage in market timing and other abusive trading practices is very limited because shareholders may have their Class A shares repurchased by the Fund only in connection with the Fund’s quarterly repurchase offers. Nevertheless, there is a possibility that shareholders may engage in relatively short-term trading, for instance by purchasing Class A shares shortly before a repurchase request deadline and then tendering the newly acquired shares in the repurchase offer.

The Fund seeks to deter and prevent abusive trading practices, and to reduce the risks thereof (i.e. interfering with the efficient management of the Fund’s portfolio, increasing transaction costs and taxes and harming the performance of the Fund and its shareholders), and seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Fund and the Manager each reserves the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Fund or of the Manager, the transaction may adversely affect the interests of a Fund or its shareholders. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Fund and its service providers seek to detect and prevent abusive trading activities, and although the Fund will consistently apply such methods, there can be no assurances that such activities can be detected, mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for submission to the Fund on a net basis, conceal the identity of the individual shareholders from the Fund because the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Fund’s underlying beneficial owners. While the access to underlying shareholder information may be increased through contractual arrangements with intermediaries, holdings through omnibus accounts generally make it more difficult for the Fund to identify short-term transactions in the Fund.

Signature Guarantee

A signature guarantee is not required for repurchases requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. If you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a repurchase request.

If the proceeds of the shares tendered for repurchase (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the repurchase request or stock power must be guaranteed as described below. The Distributor may, however, waive the signature guarantee requirement for repurchases of up to $2,500 of the shares of a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

NET ASSET VALUE

The net asset value per share (“NAV”) of the Fund’s Class A shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding. Fund shares are valued as of a particular time (the “Valuation Time”) on each day (“Business Day”) that the New York Stock Exchange is open for trading. The Valuation Time is ordinarily at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”). In unusual circumstances, the Board of Trustees may determine that the Valuation Time shall be as of 4:00 p.m., Eastern time, notwithstanding an earlier, unscheduled close or halt of trading on the New York Stock Exchange.

For purposes of calculating NAV, the Fund’s investments for which market quotations are readily available are valued at market value. Market values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

If market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Fund’s investments will be valued at fair value as determined in good faith pursuant to policies and procedures approved by the Board of Trustees. Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

The Fund may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Valuation Time. The Fund intends to use modeling tools provided by third-party vendors to determine fair values of certain non-U.S. securities.

For purposes of calculating NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic debt and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Fund or its agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed. The calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of non-U.S. securities used in NAV calculations.

DISTRIBUTIONS

The Fund declares dividends from net investment income and net realized capital gains, if any, annually. As portfolio and market conditions change, the rate of dividends and the Fund’s dividend policy could change. In its annual distributions, the Fund intends to distribute substantially all of its net investment income, if any, and any available net capital gain. Unless you elect to receive distributions in cash, all of your distributions will be automatically reinvested in additional Class A shares under the Fund’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

The Sub-Adviser does not limit the Fund’s investments to companies with a record of dividend payments, and the Fund will often have substantial exposure to companies that pay relatively small or no regular dividends. Accordingly, investors who are seeking to receive current income or other forms of yield as a primary investment objective should consider investment products other than the Fund’s Class A shares.

Although it does not now intend to do so, the Board of Trustees may change the Fund’s distribution policy and the amount or timing of the distributions, based on a number of factors, including the amount of the Fund’s undistributed net investment income and net short- and long-term capital gains and historical and projected net investment income and net short- and long-term capital gains.

DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund’s dividend reinvestment plan (the “Plan”), all Class A shareholders have all of their dividends, including any capital gain dividends, reinvested automatically in additional Class A shares by PFPC Inc., as agent for the Class A shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Class A shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of Class A shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf) are paid in cash by check mailed, in the case of direct shareholders, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Shares received under the Plan will be issued to you at their net asset value on the ex-dividend date; there is no sales or other charge for reinvestment. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the Plan Agent or by contacting your broker or dealer, who will inform the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent also furnishes each person who buys Class A shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Any proxy you receive will include all Class A shares you have received under the Plan.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Tax Matters.”

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940, telephone number (800) 426-0107.

DESCRIPTION OF SHARES

The Fund’s Declaration authorizes the issuance of an unlimited number of Class A shares. The Class A shares will be issued with a par value of $.00001 per share. All Class A shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Class A shares, when issued, are fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting.

The Fund does not intend to hold annual meetings of shareholders.

The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration and the 1940 Act.

Unlike open-end funds, closed-end interval funds like the Fund do not provide daily redemptions. However, the Fund conducts a continuous offering of its shares (as does an open-end fund). The Fund’s Declaration limits the ability of the Fund to convert to open-end status. See “Certain Provisions in the Declaration of Trust.” The Fund’s Class A shares are designed primarily for long-term investors, and investors in the Class A shares should not view the Fund as a vehicle for trading purposes.

Outstanding Shares

As of November 30, 2007, the following Class A shares of the Fund were outstanding:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund or For its Account	(4) Amount Outstanding Exclusive of Amount Shown Under (3)
Class A	Unlimited	0	4,767,504

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status.

As described below, the Declaration grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means a Trustee who either (i) has been a member of the Board for a period of at least thirty-six months (or since the commencement of the Fund’s operations, if less than thirty-six months) or (ii) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board.

The Declaration requires the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Trustees and holders of at least seventy-five percent (75%) of the Fund’s shares to authorize certain Fund transactions not in the ordinary course of business, including a merger or consolidation or any shareholder proposal regarding specific investment decisions, unless the transaction is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case no shareholder authorization would be required by the Declaration, but may be required in certain cases under the 1940 Act). The Declaration also requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of the Fund’s shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end investment company, unless the conversion is authorized by both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees (in which case shareholders would have only the minimum voting rights required by the 1940 Act with respect to the conversion).

Also, the Declaration provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund’s shares or, alternatively, by vote or consent of both a majority of the Trustees and seventy-five percent (75%) of the Continuing Trustees. See “Anti-Takeover and Other Provisions in the Declaration of Trust” in the Statement of Additional Information for a more detailed summary of these provisions.

The Declaration provides that a Trustee may be removed with or without cause by action of a majority of the Trustees, and, if the Trustee being considered for removal is a Continuing Trustee, by action of all other Continuing Trustees.

The Trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the Fund’s Bylaws.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control of the Fund by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The provisions of the Declaration described above could have the effect of depriving the Class A shareholders of opportunities to sell their Class A shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Class A shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration and the Fund’s Bylaws, both of which are on file with the Securities and Exchange Commission.

Under Massachusetts law, shareholders could, in certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

TAX MATTERS

Federal Income Tax Matters

The following federal income tax discussion reflects provisions of the Internal Revenue Code of 1986, as amended (the “Code”), existing Treasury regulations, rulings published by the Internal Revenue Service (the “Service”), and other applicable authority, as of the date of this prospectus. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see “Tax Matters” in the Statement of Additional Information. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain distribution requirements, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions.

For federal income tax purposes, distributions of investment income are generally taxable to the shareholder as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2010, the Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income,” provided holding period and other requirements are met by the Fund. Qualified dividend income will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided the same holding period and other requirements are met by the shareholder. Fund dividends representing distributions of interest income and short-term capital gains cannot be designated as qualified dividend income and will not qualify for the reduced rates. In light of this, not all Fund distributions are expected to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them or reinvest them in additional shares through the Dividend Reinvestment Plan. Shareholders will be notified annually as to the U.S. federal tax status of distributions. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.

The long-term capital gain rates applicable to most shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income tax brackets) for taxable years beginning on or before December 31, 2010.

The Fund’s income from investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, special tax rules may change the treatment of gains and losses recognized by the Fund when the Fund invests in certain foreign securities or currencies. These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income rather than capital gain. The application of these special rules may also affect the timing, amount and character of distributions made by the Fund.

Under current law, the backup withholding tax rate is 28% for amounts paid through December 31, 2010 and will be 31% for amounts paid after December 31, 2010. The Fund is required to apply backup withholding to certain taxable distributions and redemption proceeds including, for example, distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number. Please see “Tax Matters” in the Statement of Additional Information for additional information about backup withholding.

A repurchase by the Fund of its Class A shares from a shareholder (see, e.g., “Periodic Repurchase Offers” above) generally will be treated as a sale of the shares by a shareholder provided that after the repurchase the shareholder does not own, either directly or by attribution under Section 318 of the Code, any shares. If, after a repurchase a shareholder continues to own, directly or by attribution, any shares, it is possible that any amounts received in the repurchase by such shareholder will be taxable as a dividend to such shareholder, and there is a risk that shareholders who do not have any of their shares repurchased would be treated as having received a dividend distribution as a result of their proportionate increase in the ownership of the Fund. Use of the Fund’s cash to repurchase shares may adversely affect the Fund’s ability to satisfy the distribution requirements described above. The Fund may also recognize income in connection with the liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements have been satisfied.

This section relates only to federal income tax consequences of investing in the Fund; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see “Tax Matters” in the Statement of Additional Information for additional information regarding the tax aspects of investing in the Fund.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The custodian performs custodial and fund accounting services as well as compliance services on behalf of the Fund.

PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund’s transfer agent, registrar, dividend disbursement agent and shareholder servicing agent, as well as agent for the Fund’s Dividend Reinvestment Plan.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Fund.

COUNSEL

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Investment Objective and Policies	3
Investment Restrictions	37
Management of the Fund	40
Investment Manager and Sub-Adviser	49
Distribution of Fund Shares	56
Portfolio Transactions	60
Distributions	62
Description of Shares	63
Anti-Takeover and Other Provisions in the Declaration of Trust	63
Repurchase of Class A Shares	65
Conversion to Open-End Fund	66
Tax Matters	67
Performance Related and Comparative Information	74
Custodian, Transfer Agent and Dividend Disbursement Agent	74
Independent Registered Public Accounting Firm	75
Counsel	75
Registration Statement	75
Financial Statements	75
Appendix A—Description of Securities Ratings	A-1
Appendix B—Proxy Voting Policies	B-1

The following information is not part of this prospectus:

Notice of Privacy Policies and Practices

We consider customer privacy to be a fundamental aspect of our relationship with clients1 and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. We have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

We do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide your personal and account information to your brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any investment company in which you have chosen to invest. In addition, we may disclose information about you or your accounts to a non-affiliated third party at your request or if you consent in writing to the disclosure.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we believe may be of interest to you. The information we share may include, for example, your participation in our investment companies or other investment programs, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Implementation of Procedures

We take seriously the obligation to safeguard your non-public personal information. We have implemented procedures designed to restrict access to your non-public personal information to our personnel who need to know that information to provide products or services to you. To guard your non-public personal information, physical, electronic, and procedural safeguards are in place.

[1]	For purposes of this Notice, “client” or “clients” include shareholders of Allianz RCM Global EcoTrends Fund, and advisory clients of Allianz Global Investors Fund Management LLC.

Allianz RCM Global EcoTrendsSM Fund

Class A Shares

P R O S P E C T U S

March 31, 2008

(as revised July 8, 2008)